RFC RURBAN FINANCIAL CORP.

Midwest *Super*Community Bank Conference

February 26, 2008

Forward-Looking Statements

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors. For a more complete discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to Rurban's most recent documents filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. (RBNF) Profile

- Headquartered in Defiance, Ohio
- Listed on NASDAQ Global market: RBNF
- $561 million in assets
- Two business lines: (2007 Revenue Contribution %)
  - Community Banking (53%)
  - Data and Item Processing for banks (47%)

RFC RURBAN FINANCIAL CORP.

RBNF: Organization Chart


Rurban Financial Corp.
RBNF
The State Bank
and
Trust Company
&
Reliance Financial
Services (DBA)
RDSI
&
DCM (DBA)

Rurban: A Successful Turnaround

- Community Bank Turnaround
  - <u>2001 to 2002: The Recognition Phase</u>
    - ✓ Took \$36.3 million provision (≈ 5% of assets)
  - <u>2003 to 2006: The Restructuring Phase</u>
    - ✓ Sold \$305 million bank
    - ✓ Formed workout subsidiary (RFCBC) to address problem loans
    - ✓ Restructured trust company
    - ✓ Made banking acquisitions for geographic diversification
  - <u>2006 and Beyond: The Recovery Phase</u>
    - ✓ Expand franchise and build consistent profitability

RFC RURBAN FINANCIAL CORP.

Community Banking:
Asset and Net Income Growth Strategies

- Asset growth from:
  - Organic Growth through Key Initiatives
  - Acquisitions bringing Geographic Expansion
  - Acquisitions adding to Profit through Consolidation
- Improving profitability from:
  - The Best of Both Worlds – Regional and Community Banking
  - Revenue Initiatives
  - Sales Culture Development
  - Expense Control
- Continued focus on Asset Quality

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Growth

- Geographic expansion
  - Purchased two Lima, Ohio full service offices in June 2005
  - Purchased The Exchange Bank in Toledo suburbs in December 2005
  - Opened LPO in Fort Wayne, Indiana in 2005; converted to a full service office in 2007
  - Opened LPO in Columbus, Ohio in December, 2007
  - Continuing expansion planned

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Growth

➢ Expanded Banking Footprint



The State Bank and Trust Company
Columbus Loan Production Office
MICHIGAN
INDIANA
OHIO
Toledo
Defiance
Fort Wayne
Columbus
BRANCH
HILLSDALE
LENAWEE
STEUBEN
DEKALB
ALLEN
WELLS
ADAMS
JAY
RANDOLPH
WAYNE
WILLIAMS
FULTON
LUCAS
OTTAWA
DEFIANCE
HENRY
WOOD
SANDUSKY
ERIE
HURON
PAULDING
PUTNAM
HANCOCK
SENECA
VAN WERT
ALLEN
WYANDOT
CRAWFORD
RICHLAND
HARDIN
MARION
MORROW
MERCER
AUGLAIZE
LOGAN
UNION
DELAWARE
KNOX
SHELBY
DARKE
MIAMI
CHAMPAIGN
LICKING
CLARK
MADISON
FRANKLIN
PREBLE
MONTGOMERY
GREENE
FAIRFIELD

RFC RURBAN FINANCIAL CORP.

Community Banking: Deposit Growth

- Market Share Growth Potential

County	Deposits (thousands)	Market Share %	Market Share Rank
Defiance	$185,052	23.8%	2
Paulding	$46,663	22.5%	3
Fulton	$56,793	7.3%	4
Wood	$55,537	3.6%	7
Allen (OH)	$55,761	3.3%	8
Lucas	$13,306	0.2%	14
Allen (IN)	$1,892	0.1%	17

Using "Inside of Market" data from SOD reports

RFC RURBAN FINANCIAL CORP.

Community Banking: Deposit Growth Initiatives

- Deposit Growth Initiatives
  - Chief Deposit Officer
  - Private Client Group Success
  - Remote Merchant Deposit Capture Growing Rapidly
  - Cross-Selling Improving
  - Electronic Transactions
  - High Performance Checking

RFC RURBAN FINANCIAL CORP.

Community Banking: Retail Growth Strategies

➤ Retail Growth: Net Retail Checking Accounts



900
700
500
300
100
(100)
(300)
-127
-46
-127
-175
-186
-26
378
641
826
Avg 2005 Q
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

RFC RURBAN FINANCIAL CORP.

Community Banking: Growth Strategies

- Building Revenue through Sales
  - Best of Both Worlds
  - Sales and Service Culture
    - ✓ Planned and focused sales calls
      - 2006 Sales Calls: 3,620
      - 2007 Sales Calls: 4,900
    - ✓ Referrals

Referrals	Made	Closed
2006	431	134
2007	860	289

RFC RURBAN FINANCIAL CORP.

Community Banking: Growth Strategies

➢ **Loan Growth – Volume and Make-up ($ millions)**



Two Year CAGR = 9.1%
$450
$400
$350
$300
$250
$200
$327
$338
$360
$364
$370
$373
$382
$388
$389
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

RFC RURBAN FINANCIAL CORP

Community Banking: Net Interest Margin

- Net Interest Margin Management
  - Growing the Balance Sheet
    - ✓ Loan Structure → SBA, USDA , FSA
    - ✓ New Markets → Entry With Key Management
    - ✓ Larger Deals → Match Funding
    - ✓ Participations → Control Relationships
    - ✓ Continuing Process of Conversion → Investments to Loans
  - Rigorous use of loan pricing model
    - ✓ ROE target discipline
  - Pricing discipline on liability side
    - ✓ Liability-sensitive balance sheet
    - ✓ Successfully offseting 225 bp Fed Discount Rate

RFC RURBAN FINANCIAL CORP.

Community Banking: Net Interest Margin

➢ Banking Group Net Interest Margin - %



4.0
3.8
3.5
3.3
3.0
3.85
3.83
3.80
3.74
3.71
3.69
3.60
3.58
3.53
3.60
3.72
3.64
3.40
3.26
3.45
3.56
3.41
3.43
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
KBW
RFC

*KBW Performance

RFC RURBAN FINANCIAL CORP.

Community Banking: Margin Management

- Banking Revenue – Net Interest Income ($ in Millions)



$5.5
$4.5
$3.5
$2.5
$3.4
$4.4
$4.3
$4.3
$4.1
$4.1
$4.3
$4.2
$4.3
Avg Q 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
Net Interest Income

RFC RURBAN FINANCIAL CORP.

Community Banking: Fee Income Strategies

➢ Banking Revenue – Non-Interest Income ($ in Millions)


$3.0
$2.0
$1.0
$0.0
$1.6
$1.7
$2.0
$2.1
$2.3
$1.9
$1.9
$1.8
$1.9
Avg Q 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
Non-Interest Income

RFC RURBAN FINANCIAL CORP.

Community Banking: Expense Control

➢ Banking Group Quarterly Operating Expenses



($ in thousands)
$6,500
$6,000
$5,500
$5,000
$4,500
$4,000
$5,282
$5,184
$5,131
$6,025
$928
$5,097
$5,188
$4,848
$4,873
4,908
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

RFC RURBAN FINANCIAL CORP.

Community Banking: Net Income

➢ Banking Group Quarterly Net Income



($ in thousands)
$900
$800
$700
$600
$500
$400
$300
$200
$344
$480
$779
$790
$480
$571
$830
$675
$836
2005
Average
Per Quarter
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Quality

- Ongoing Focus on Quality Loan Production
  - Control mechanisms in place and effective
  - Positive trend for non-performing assets since 2002
    - ✓ Recent minor move up
    - ✓ Positive trend reflected in delinquencies
    - ✓ No "subprime" lending or securities
  - Aggressive strategies for reduction of remaining non-performing assets

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Quality

➢ Non-Performing Assets as a % of Total Assets



2.00%
1.00%
0.00%
1.67%
1.64%
1.07%
1.07%
0.70%
0.75%
1.09%
1.14%
1.10%
YE 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07

RFC RURBAN FINANCIAL CORP.

Community Banking: Asset Quality

➢ Net Charge-Offs (Annualized) as % of Average Loans


1.00%
0.00%
-1.00%
0.64%
0.33%
0.07%
2005
2006
2007

RFC RURBAN FINANCIAL CORP.

Community Banking:
Net Income Improvement Strategies

- Improving Banking Net Income
  - Reduction of loan workout expenses
  - Fee income generation is improving
    - ✓ Guarantee loan sale expertise (SBA, USDA, FSA)
    - ✓ Mortgage banking revenue
      - Doubled production from $21 million in 2005 to $44 million in 2006
      - Down only slightly 2007 versus 2006
  - Continuing loan growth
  - Margin maintenance

RFC RURBAN FINANCIAL CORP.

RDSI: Data and Item Processing

- Rurbanc Data Services Inc. (RDSI)
  - Regional processor: 10 states
  - Data processing: 70 banks
  - Item Processing: 42 banks
  - DCM: Subsidiary of RDSI
    - ✓ Item Processing Clients: 47 banks
    - ✓ 2006 Acquisition

RFC RURBAN FINANCIAL CORP.

RDSI: Data and Item Processing

- RDSI and DCM Client Bank States



DCM ~ Wisconsin
RDSI ~ Arkansas, Florida, Nevada, Missouri, Nebraska
Both ~ Ohio, Michigan, Indiana, Illinois

RFC URBAN FINANCIAL CORP.

RDSI: Revenue

- Historic RDSI Revenue Growth



5 Year CAGR: 15.8%
$22
$20
$18
$16
$14
$12
$10
$8
($ in millions)
$10.3
$11.6
$13.0
$16.3
$20.6
2003
2004
2005
2006
2007

RFC RURBAN FINANCIAL CORP.

RDSI: Growth Strategies

- Revenue and Net Income Growth Strategies
  - Geographic expansion
  - Sales initiatives – new and existing client sales
  - Acquisitions
  - Product expansion
    - ✓ In 2000: 23 products
    - ✓ In 2007: 130 products
  - "Check 21" efficiencies

RFC RURBAN FINANCIAL CORP.

RDSI: Net Income

➢ **Historic Net Income Growth ($ in millions)**



5 Year CAGR = 10.0%
$2.60
$2.20
$1.80
$1.40
$1.00
$1.50
$1.92
0.16
$1.76
$1.72
$2.10
$2.50
2003
2004
2005
2006
2007
Net Income
Tax credits

RDSI: Outlook

- Improving Valuation Metrics
  - EBITDA Growth
    - 2005: $5.2 million
    - 2006: $6.0 million
    - 2007: $7.1 million
  - Considering strategic alternatives to recognize RDSI's value

RFC RURBAN FINANCIAL CORP.

Rurban: Improving Profitability

➢ Business Unit Profitability

	Average Quarter 2005	1st Q 2006	2nd Q 2006	3rd Q 2006	4th Q 2006	1st Q 2007	2nd Q 2007	3rd Q 2007	4th Q 2007
Banking Group Net Income	$344	$460	$779	$790	$480	$571	$830	$675	$836
RDSI Net Income	$429	$548	$451	$478	$606	$690	$476	$659	$648
BHC Expense	$605	$485	$516	$454	$376	$559	$521	$470	$578
Total Net Income	**$168**	**$523**	**$714**	**$814**	**$710**	**$702**	**$785**	**$864**	**$906**

Rurban: Improving Profitability

- Business Unit and Total Net Income ($ in thousands)



$1,000
$800
$600
$400
$200
$0
($200)
($400)
($600)
($800)
Avg Q 2005
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
4Q 07
BHC Expense
RDSI
Banking Group
Total Net Income

RBNF: Normalizing Valuation

	1Q 06	2Q 06	3Q 06	4Q 06	1Q 07	2Q 07	3Q 07	4Q 07
EPS	$0.10	$0.14	$0.16	$0.14	$0.14	$0.16	$0.17	$0.18
LTM EPS	$0.38	$0.50	$0.55	$0.55	$0.58	$0.60	$0.61	$0.65
Price / LTM EPS	32.7	22.0	21.7	19.6	20.4	21.4	20.7	19.2
Stock Price @ Quarter End	$12.42	$11.00	$11.92	$10.77	$11.84	$12.82	$12.65	$12.49
Dividend Yield @ Quarter-End	1.61%	1.82%	1.68%	2.23%	2.03%	1.87%	2.21%	2.24%

- Price to Book = 90% at $10.70 (2/19/08)
- Price to Tangible Book = 134%
- Book Value = $11.92

RFC RURBAN FINANCIAL CORP.

RBNF: Stock Price History

- RBNF Stock Versus NASDAQ Index of Banks


115
110
105
100
95
90
Percentage
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
RBNF
NASDAQ Index Banks

Rurban: Investment Considerations

- Stock price beginning to reflect improving Bank earnings and earnings consistency
- Stock price does not appear to properly value RDSI
- EPS valuation becoming a relevant metric
- Positive absolute performance and positive performance to Nasdaq Bank Index

RURBAN FINANCIAL CORP.

Questions & Answers